QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 28, 2001, relating to the consolidated financial statements of Heuristic Physics Laboratories, Inc., which appears in the Registration Statement on Form S-1 (File No. 333-61810).

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 2, 2001

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS